UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

                                       BlackRock Floating Rate Income Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II,

             55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2015

Date of reporting period: 08/31/2015

Item 1 – Report to Stockholders

AUGUST 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Floating Rate Income Portfolio	of BlackRock Funds II

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks between regions were the broader themes underlying market conditions during the 12-month period ended August 31, 2015. The period began with investors caught between the forces of low interest rates and an improving U.S. economy, high asset valuations, oil price instability and lingering geopolitical risks in Ukraine and the Middle East. U.S. growth picked up considerably in the fourth quarter of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (“Fed’) would eventually be inclined to raise short-term interest rates. International markets continued to struggle even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, sparking a sell-off in energy-related assets and emerging markets. Investors piled into U.S. Treasury bonds as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. Although these concerns abated in the later part of July when the Greek parliament passed a series of austerity and reform measures, the calm was short-lived. Chinese equity prices plunged and experienced extreme volatility despite policymakers’ attempts to stabilize the market. Financial markets broadly were highly volatile during the month of August as evidence of a further deceleration in China’s economy stoked worries about global growth. Equity and high yield assets declined, with emerging markets especially hard hit given falling commodity prices and lower growth estimates for many of those economies. High quality fixed income assets such as U.S. Treasury and municipal bonds benefited from investors seeking shelter from global volatility.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(5.32)%	0.48%
U.S. small cap equities (Russell 2000® Index)	(5.36)	0.03
International equities (MSCI Europe, Australasia, Far East Index)	(6.30)	(7.47)
Emerging market equities (MSCI Emerging Markets Index)	(15.97)	(22.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.03
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(0.86)	3.24
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	(0.68)	1.56
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.21	2.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.85)	(2.93)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2015

Investment Objective

BlackRock Floating Rate Income Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended August 31, 2015, the Fund’s Institutional, Investor A and Investor C1 Shares outperformed the benchmark S&P®/LSTA Leveraged Loan Index, while the Investor C Shares underperformed the benchmark.

What factors influenced performance?

•

The Fund’s positioning in the electric utilities sector benefited performance relative to the benchmark. As the energy and metals & mining sectors came under stress from a weakened demand backdrop during the period, the Fund’s underweight exposure to both was additive. In addition, strong selection in the independent energy sector helped relative performance.

•

Exposure to the food & beverage sector was a negative contributor to relative performance, as was an underweight to the leisure sector. The combination of an underweight and selection in the consumer products sector also detracted from returns.

•	The Fund had a slightly elevated cash position at times during the period, with no material impact on performance.

Describe recent portfolio activity.

•	During the period, the Fund maintained its overall focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality. The Fund has concentrated its investments in strong companies with stable cash flows and high quality collateral, with the ability to meet interest obligations and ultimately return principal. The portfolio increased its exposure to higher quality A- and BBB-rated collateralized loan obligations (“CLOs”), and from a sector perspective added to names in the pharmaceuticals and health care sectors, while reducing risk in gaming and lodging. The Fund has modestly increased exposure to fixed-coupon high yield bonds.

Describe portfolio positioning at period end.

•

At period end, the Fund held 86% of its total portfolio in floating rate loan interests (bank loans), as well as a position of 1% in floating rate CLOs based on attractive relative valuations. The Fund’s exposure to high yield corporate bonds was relatively small in relation to past periods. The Fund maintained a concentration in higher coupon B-rated loans of select issuers while limiting exposure to low coupon BB-rated loans. Additionally, the Fund held a modest position in CCC-rated loans, while generally maintaining low exposure to lower quality, less liquid loans. Top portfolio issuers included Valeant Pharmaceuticals International, Inc. (health care), Community Health Systems, Inc. (health care), and Charter Communications Operating LLC (cable & satellite).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Floating Rate Loan Interests	94%
Asset-Backed Securities	3
Corporate Bonds	3

Credit Quality Allocations[1]	Percent of Long-Term Investments

A	1%
BBB/Baa	7
BB/Ba	44
B	42
CCC/Caa	4
N/R2	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers.

4	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund normally invests at least 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the Fund to achieve a floating rate of income.

[3]

An unmanaged composite index that tracks returns in the leveraged loan market, capturing a broad cross-section of the U.S. leveraged loan market — including dollar-denominated and U.S.-syndicated loans to overseas issuers.

Performance Summary for the Period Ended August 31, 2015

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.20%	4.19%	0.98%	1.98%	N/A	5.07%	N/A	3.91%	N/A
Investor A	3.74	3.65	0.84	1.68	(0.86)%	4.74	4.21%	3.62	3.35%
Investor C	3.17	3.16	0.36	0.83	(0.15)	3.95	3.95	2.84	2.84
Investor C1	3.44	3.43	0.59	1.19	0.22	4.25	4.25	3.11	3.11
S&P®/LSTA Leveraged Loan Index	—	—	0.35	0.98	N/A	4.93	N/A	4.77	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,009.80	$3.39	$1,000.00	$1,021.83	$3.41	0.67%
Investor A	$1,000.00	$1,008.40	$4.71	$1,000.00	$1,020.52	$4.74	0.93%
Investor C	$1,000.00	$1,003.60	$8.53	$1,000.00	$1,016.69	$8.59	1.69%
Investor C1	$1,000.00	$1,005.90	$7.23	$1,000.00	$1,018.00	$7.27	1.43%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	5

About Fund Performance

The Fund acquired the assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. (the “Predecessor Fund”) in a reorganization on March 21, 2011. The Predecessor Fund’s performance and financial history have been adopted by the Fund and are used going forward from the date of reorganization.

•

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 21, 2011, Institutional Shares’ performance results are those of the Predecessor Fund restated to reflect Institutional Shares’ fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and a service fee of 0.25% per year (but no distribution fee). Prior to March 21, 2011, Investor A Shares’ performance results are those of the Predecessor Fund restated to reflect Investor A Shares’ fees. Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C and Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C and Investor C1 Shares are subject to a distribution fee of 0.75% and 0.50% per year, respectively, and a service fee of 0.25% and 0.25% per year, respectively. Prior to March 21, 2011, Investor C and Investor C1 Shares’ performance results are those of the Predecessor Fund restated to reflect Investor C and Investor C1 Shares’ fees, respectively.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on March 1, 2015 and held through August 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example on the previous page provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the deriva-

tive financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	7

Schedule of Investments August 31, 2015	(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)(b)		Par (000)	Value
ACAS CLO Ltd., Series 2015-1A, Class D, 3.94%, 4/18/27	USD	970	$922,815
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 3.94%, 4/15/24		650	632,120
ALM V Ltd., Series 2012-5A, Class BR, 3.26%, 10/18/27		3,140	3,129,638
ALM VII R-2 Ltd.:
Series 2013-7R2A, Class B, 2.89%, 4/24/24		2,420	2,393,713
Series 2013-7R2A, Class C, 3.74%, 4/24/24		750	738,122
ALM VIII Ltd., Series 2013-8A, Class C, 3.49%, 1/20/26		3,000	2,836,591
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class B, 3.16%, 7/15/27		6,375	6,331,650
AMMC CLO 15 Ltd., Series 2014-15A, Class D, 4.48%, 12/09/26		1,400	1,389,500
Anchorage Capital CLO 6 Ltd.:
Series 2015-6A, Class D, 3.68%, 4/15/27		1,250	1,159,375
Series 2015-6A, Class E1, 5.18%, 4/15/27		1,000	879,200
Apidos CLO XII, Series 2013-12A, Class D, 3.34%, 4/15/25		1,000	928,453
Apidos CLO XXI, Series 2015-21A, Class C, 3.83%, 7/18/27		750	722,325
ARES CLO Ltd., Series 2012-2A, Class DR, 3.99%, 10/12/23		1,000	997,500
Ares XXXII CLO Ltd., Series 2014-32A, Class C, 4.47%, 11/15/25		1,000	993,722
Atlas Senior Loan Fund Ltd., Series 2012-1A, Class B2L, 6.52%, 8/15/24		1,160	1,160,482
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class D, 3.98%, 10/15/26		2,125	2,046,616
Atrium X, Series 2013-10A, Class D, 3.79%, 7/16/25		1,500	1,445,906
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.79%, 7/15/24		750	707,488
Benefit Street Partners CLO VI Ltd.:
Series 2015-VIA, Class C, 3.99%, 4/18/27		1,000	967,500
Series 2015-VIA, Class D, 5.84%, 4/18/27		1,000	940,000
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class B, 3.23%, 7/18/27		3,250	3,198,000
BlueMountain CLO Ltd.:
Series 2014-4A, Class E, 5.62%, 11/30/26		1,000	915,015
Series 2015-2A, Class E, 5.63%, 7/18/27		750	675,351
Carlyle Global Market Strategies CLO Ltd., Series 2015-2A, Class C, 4.02%, 4/27/27		750	740,025
CIFC Funding Ltd.:
Series 2013-2A, Class B1L, 3.89%, 4/21/25		500	474,839

Asset-Backed Securities (a)(b)		Par (000)	Value
Series 2014-2A, Class A3L, 3.18%, 5/24/26	USD	945	$929,622
Series 2014-3A, Class D, 3.70%, 7/22/26		750	698,286
Series 2014-5A, Class D2, 4.79%, 1/17/27		1,000	1,000,773
Series 2015-1A, Class D, 4.27%, 1/22/27		600	588,146
Series 2015-2A, Class D, 3.94%, 4/15/27		1,250	1,205,137
Dryden Senior Loan Fund, Series 2014-36A, Class E, 5.51%, 11/09/25		1,500	1,363,454
Highbridge Loan Management Ltd., Series 6A-2015, Class D, 3.94%, 5/05/27		950	912,000
ING IM CLO Ltd., Series 2013-2A, Class C, 3.80%, 4/25/25		500	473,982
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 3.79%, 10/23/25		1,405	1,353,262
Madison Park Funding XIII Ltd., Series 2014-13A, Class D, 3.64%, 1/19/25		1,000	954,106
Neuberger Berman CLO XV, Series 2013-15A, Class D, 3.54%, 10/15/25		2,000	1,849,412
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class D, 3.64%, 4/15/26		750	692,983
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class C, 4.03%, 11/14/25		1,500	1,428,420
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.64%, 7/17/25		500	466,639
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class E1, 5.55%, 11/22/25		1,750	1,584,478
OZLM Funding Ltd., Series 2012-1A, Class BR, 6.99%, 7/22/27 (a)(b)		2,000	2,000,000
OZLM IX Ltd., Series 2014-9A, Class C, 3.89%, 1/20/27		1,000	955,811
OZLM VIII Ltd., Series 2014-8A, Class B, 3.29%, 10/17/26		2,245	2,230,981
OZLM XII Ltd., Series 2015-12A, Class C, 3.98%, 4/30/27		1,160	1,110,472
Seneca Park CLO Ltd., Series 2014-1A, Class C, 3.19%, 7/17/26		1,250	1,235,534
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.19%, 7/15/25		2,250	2,200,465
Sound Point CLO IV Ltd.:
Series 2013-3A, Class A, 1.66%, 1/21/26		3,150	3,127,037
Series 2013-3A, Class D, 3.79%, 1/21/26		1,500	1,430,862
Sound Point CLO VII Ltd., Series 2014-3A, Class D, 3.89%, 1/23/27		1,250	1,194,381
TICP CLO I Ltd., Series 2015-1A, Class D, 3.93%, 7/20/27		750	707,952
TICP CLO III Ltd., Series 2014-3A, Class D2, 4.47%, 1/20/27		1,000	973,686

Portfolio Abbreviations
AKA	Also known as	FKA	Formerly known as
CAD	Canadian Dollar	GBP	British Pound
CLO	Collateralized Loan Obligation	USD	U.S. Dollar

See Notes to Consolidated Financial Statements.

8	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)(b)		Par (000)	Value
Venture XI CLO Ltd.:
Series 2012-11AR, Class DR, 4.26%, 11/14/22	USD	750	$740,392
Series 2012-11AR, Class ER, 6.46%, 11/14/22		750	749,858
Venture XII CLO Ltd., Series 2012-12A, Class D, 3.94%, 2/28/24		500	483,695
Venture XX CLO Ltd., Series 2015-20A, Class D, 4.13%, 4/15/27		520	503,516
Venture XXI CLO Ltd.:
Series 2015-21A, Class A, 1.77%, 7/15/27		3,285	3,275,145
Series 2015-21A, Class D, 3.78%, 7/15/27		880	841,808
Vibrant CLO II Ltd., Series 2013-2A, Class B, 3.04%, 7/24/24		2,000	1,945,000
Voya CLO Ltd., Series 2014-4A, Class C, 4.29%, 10/14/26		1,500	1,472,423
Total Asset-Backed Securities — 3.0%			80,005,664

Common Stocks		Shares
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (c)		235,827	146,213
GEO Specialty Chemicals, Inc. (a)(c)		39,151	24,274

			170,487
Diversified Consumer Services — 0.1%
Education Management Corp. (a)(c)		1,532,378	48,576
Houghton Mifflin Harcourt Co. (c)		86,900	1,962,202

			2,010,778
Media — 0.0%
Cengage Learning Acquisitions, Inc. (Thomson Learning)		46,024	1,202,377
Total Common Stocks — 0.1%			3,383,642

Corporate Bonds		Par (000)
Containers & Packaging — 0.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 3.29%, 12/15/19 (a)(b)	USD	7,030	6,889,400
Diversified Telecommunication Services — 0.3%
Altice Financing SA, 6.63%, 2/15/23 (a)		2,210	2,198,950
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (a)		5,885	5,826,150

			8,025,100
Health Care Equipment & Supplies — 0.1%
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp, 8.13%, 6/15/21 (a)		1,495	1,546,577
Health Care Providers & Services — 0.3%
Tenet Healthcare Corp., 3.79%, 6/15/20 (a)(b)		6,235	6,269,293
Media — 0.3%
CCO Safari II LLC, 4.91%, 7/23/25 (a)		8,460	8,379,579
Metals & Mining — 0.0%
Novelis, Inc., 8.38%, 12/15/17		965	966,206

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels — 0.6%
Blackstone CQP HoldCo LP, 9.30%, 3/31/19	USD	4,734	$4,733,568
California Resources Corp., 5.50%, 9/15/21		9,000	6,978,420
CONSOL Energy, Inc., 5.88%, 4/15/22		2,470	1,766,050
MEG Energy Corp., 7.00%, 3/31/24 (a)		4,000	3,270,000

			16,748,038
Pharmaceuticals — 0.5%
Valeant Pharmaceuticals International, Inc.:
5.38%, 3/15/20 (a)		6,435	6,547,613
5.88%, 5/15/23 (a)		3,850	3,927,000
6.13%, 4/15/25 (a)		2,105	2,168,150

			12,642,763
Road & Rail — 0.1%
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)		3,334	3,359,005
Software — 0.0%
Infor U.S., Inc., 5.75%, 8/15/20 (a)		550	551,375
Wireless Telecommunication Services — 0.1%
Sprint Communications, Inc., 7.00%, 3/01/20 (a)		2,260	2,400,572
Total Corporate Bonds — 2.6%			67,777,908

Floating Rate Loan Interests (b)
Advertising — 0.2%
Affinion Group, Inc., Tranche B Term Loan, 6.75%, 4/30/18		6,546	6,166,980
Aerospace & Defense — 0.9%
B/E Aerospace, Inc., Term Loan, 4.00%, 12/16/21		7,717	7,743,553
Digitalglobe, Inc., Term Loan, 3.75%, 1/31/20		3,866	3,845,059
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		6,228	5,274,012
TASC, Inc., Second Lien Term Loan, 12.00%, 5/21/21		4,300	4,418,250
TransDigm, Inc.:
Tranche D Term Loan, 3.75%, 6/04/21		1,980	1,957,725
Tranche E Term Loan, 3.50%, 5/16/22		1,565	1,545,918

			24,784,517
Air Freight & Logistics — 0.4%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		3,210	2,886,045
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		3,342	3,005,422
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		551	495,230
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		4,610	4,145,412

			10,532,109

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Airlines — 0.5%
Delta Air Lines, Inc., 2014 Term B-1 Loan, 3.25%, 10/18/18	USD	5,034	$5,020,387
Northwest Airlines, Inc.:
Loan B757-200, 1.63%, 9/10/18		539	516,396
Loan B757-200, 1.63%, 9/10/18		534	511,624
Loan B757-300, 1.63%, 3/10/17		531	508,273
Loan B757-300, 2.25%, 3/10/17		500	488,750
Loan B757-300, 2.25%, 3/10/17		500	488,514
US Airways, Inc., Tranche B-1 Term Loan (Consenting), 3.50%, 5/23/19		4,998	4,966,763

			12,500,707
Auto Components — 0.6%
Affinia Group, Inc., Tranche B-2 Term Loan, 4.75%, 4/27/20		2,801	2,798,852
Dayco Products LLC (Mark IV Industries, Inc.), Term Loan, 5.25%, 12/12/19		5,890	5,882,937
The Goodyear Tire & Rubber Co., Loan (Second Lien), 3.75%, 4/30/19		5,621	5,630,164
UCI International, Inc. (United Components), Term Loan, 5.50%, 7/26/17		290	286,151

			14,598,104
Automobiles — 0.1%
FCA U.S. LLC (FKA Chrysler Group LLC), Tranche B Term Loan, 3.25%, 12/31/18		3,133	3,119,147
Beverages — 0.3%
Blue Ribbon LLC, Initial Term Loan (First Lien), 5.75%, 11/15/21		6,747	6,742,589
Biotechnology — 0.4%
AMAG Pharmaceuticals, Inc., Initial Term Loan, 4.75%, 8/17/21		3,835	3,825,413
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.20%, 2/27/21		7,696	7,679,571

			11,504,984
Building Products — 1.9%
Continental Building Products LLC, First Lien Term Loan, 4.00%, 8/28/20		4,268	4,230,496
CPG International, Inc., Term Loan, 4.75%, 9/30/20		14,555	14,418,583
Jeld-Wen, Inc. (Onex BP Finance LP):
Initial Loan, 5.25%, 10/15/21		10,913	10,903,711
Term B-1 Loan, 5.00%, 7/01/22		1,745	1,739,461
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		9,264	9,157,921
Wilsonart LLC:
Initial Term Loan, 4.00%, 10/31/19		5,272	5,222,607
Tranche B Term Loan, 4.00%, 10/31/19		3,768	3,732,322

			49,405,101
Capital Markets — 1.2%
American Capital Ltd. (FKA American Capital Strategies Ltd.), Term Loan B, 3.50%, 8/22/17		3,692	3,682,740
AssuredPartners Capital, Inc., Initial Term Loan (First Lien), 5.00%, 4/02/21		7,744	7,738,702
Moxie Patriot LLC, Construction B-1 Advances, 6.75%, 12/19/20		6,695	6,460,675
Royal Holdings, Inc.:
Initial Term Loan (First Lien), 4.50%, 6/20/22		5,525	5,499,695

Floating Rate Loan Interests (b)		Par (000)	Value
Capital Markets (concluded)
Initial Term Loan (Second Lien), 8.50%, 6/19/23	USD	2,340	$2,331,225
SAM Finance Luxembourg S.à r.l. (Santandar), Dollar Term Loan, 4.25%, 12/17/20		6,280	6,280,151

			31,993,188
Chemicals — 3.0%
Allnex (Luxembourg) & Cy SCA, Tranche B-1 Term Loan, 4.50%, 10/03/19		2,154	2,151,716
Allnex USA, Inc., Tranche B-2 Term Loan, 4.50%, 10/03/19		1,118	1,116,422
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		7,739	6,848,731
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		9,077	9,034,939
The Chemours Co., Tranche B Term Loan, 3.75%, 5/12/22		3,908	3,766,653
Chromaflo Technologies Corp. (Chromaflo Technologies Finance BV):
Term B Loan (First Lien), 4.50%, 12/02/19		845	819,938
Term B Loan (Second Lien), 8.25%, 6/02/20		2,040	1,917,527
Huntsman International LLC, 2014-1 Incremental Term Loan, 3.75%, 10/01/21		1,990	1,987,513
INEOS U.S. Finance LLC, Cash Dollar Term Loan, 3.75%, 5/04/18		5,602	5,574,716
Kleopatra Holdings 2 SCA, Initial U.S. Borrower Dollar Term Loan, 5.00%, 4/28/20		3,510	3,507,367
Kronos Worldwide, Inc., 2015 Refinancing Term Loan, 4.00%, 2/18/20		2,400	2,309,639
Macdermid, Inc. (Platform Specialty Products Co.):
Tranche B Term Loan (First Lien), 4.50%, 6/07/20		6,631	6,607,558
Tranche B-2 Term Loan, 4.75%, 6/07/20		7,941	7,938,340
Minerals Technologies, Inc., Term B-1 Loan, 3.75%, 5/10/21		5,006	5,001,598
Oxea Finance & Cy SCA (Oxea Finance LLC):
Term Loan (Second Lien), 8.25%, 7/15/20		4,720	4,405,318
Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20		6,810	6,631,599
Road Infrastructure Investment LLC:
Term Loan (First Lien 2014), 4.25%, 3/31/21		5,984	5,864,565
Term Loan (Second Lien 2014), 7.75%, 9/30/21		3,800	3,553,000

			79,037,139
Commercial Services & Supplies — 3.4%
ADS Waste Holdings, Inc., Initial Tranche B-2 Term Loan, 3.75%, 10/09/19		5,289	5,236,415
Allied Security Holdings LLC:
Closing Date Term Loan (First Lien), 4.25%, 2/12/21		8,124	8,085,402
Closing Date Term Loan (Second Lien), 8.00%, 8/13/21		5,287	5,243,369
Aramark Corp.:
LC-2 Facility, 0.05% - 3.65%, 7/26/16		25	24,467
LC-3 Facility, 0.05% - 3.65%, 7/26/16		10	10,040
U.S. Term E Loan, 3.25%, 9/07/19		4,959	4,939,277

See Notes to Consolidated Financial Statements.

10	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Commercial Services & Supplies (concluded)
Dealer Tire LLC, Initial Term Loan, 5.50%, 12/22/21	USD	3,513	$3,525,771
GCA Services Group, Inc.:
Initial Loan (Second Lien), 9.25%, 11/01/20		1,404	1,396,980
Replacement Term Loan (First Lien), 4.25% - 5.50%, 11/01/19		2,700	2,684,486
Infogroup, Inc., Term B Loan, 7.50%, 5/26/18		1,423	1,358,825
Intertrust Group BV, Facility 2 (Second Lien), 8.00%, 4/15/22		4,175	4,167,193
iQor U.S., Inc., Term B Loan (First Lien), 6.00%, 4/01/21		4,228	3,424,976
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		8,640	8,776,889
Livingston International, Inc., Initial Term B-1 Loan (First Lien), 5.00%, 4/18/19		3,141	3,062,665
Nexeo Solutions LLC, Initial Loans, 5.00%, 9/08/17		5,735	5,562,718
Packers Holdings LLC, Initial Term Loan, 5.00%, 12/02/21		6,915	6,897,962
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		15,762	15,529,989
W3 Co., Term Loan (Second Lien), 9.25%, 9/13/20		1,456	1,155,366
Waste Industries USA, Inc., Initial Term Loan, 4.25%, 2/27/20		4,639	4,640,777
West Corp., Term B-10 Loan, 3.25%, 6/30/18		5,106	5,052,264

			90,775,831
Communications Equipment — 0.7%
Blue Coat Holdings, Inc., Initial Term Loan, 4.50%, 5/20/22		12,240	12,148,200
Commscope, Inc., Tranche 5 Term Loan, 3.75%, 12/29/22		4,410	4,389,802
Riverbed Technology, Inc., Term Loan, 6.00%, 4/25/22		2,743	2,741,973

			19,279,975
Construction & Engineering — 0.9%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		8,423	7,566,222
Stonewall Gas Gathering LLC, Loan, 8.75%, 1/28/22		6,188	6,126,603
USAGM Holdco LLC:
Delayed Draw Term Loan (First Lien), 4.75%, 7/28/22		20	20,322
Initial Loan (Second Lien), 9.50%, 7/28/23		2,737	2,709,165
Initial Term Loan (First Lien), 4.75%, 7/28/22		7,829	7,725,089

			24,147,401
Construction Materials — 0.7%
Faenza Acquisition GmbH (CeramTec Acquisition Corp.):
Dollar Term B-3 Loan, 4.25%, 8/30/20		1,473	1,470,521
Initial Dollar Term B-1 Loan, 4.25%, 8/30/20		4,868	4,858,653
Initial Dollar Term B-2 Loan, 4.25%, 8/30/20		500	499,460
Headwaters, Inc., Term B Loan, 4.50%, 3/24/22		3,352	3,356,398
Quikrete Holdings, Inc., Initial Loan (First Lien), 4.00%, 9/28/20		4,859	4,828,707

Floating Rate Loan Interests (b)		Par (000)	Value
Construction Materials (concluded)
Stardust Finance Holdings, Inc., Senior Lien Term Loan, 6.50%, 3/14/22	USD	2,960	$2,937,615

			17,951,354
Containers & Packaging — 0.9%
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA), New Term Loan, 3.00%, 12/17/19		3,816	3,796,930
BWay Intermediate Company, Inc., Initial Term Loan, 5.50%, 8/14/20		6,421	6,420,796
Kleopatra Holdings 2 SCA, Initial German Borrower Dollar Term Loan, 5.00%, 4/28/20		1,500	1,498,875
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, 4.50%, 12/01/18		11,148	11,138,668

			22,855,269
Distributors — 0.4%
American Tire Distributors, Inc., Initial Term Loan, 5.25%, 9/01/21		4,900	4,911,819
Fram Group Holdings, Inc./Prestone Holdings, Inc.:
Loan (Second Lien), 11.00%, 1/29/18		4,165	3,540,250
Term Loan (First Lien), 7.00%, 7/29/17		3,717	3,270,744

			11,722,813
Diversified Consumer Services — 1.5%
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.):
Term B Loan, 3.75% - 5.00%, 1/30/20		9,849	9,831,386
Term B-1 Loan, 4.25% - 5.50%, 1/30/20		3,278	3,278,252
Education Management II LLC:
Tranche A Term Loan, 5.50%, 7/02/20		128	83,257
Tranche B Term Loan, 8.50%, 7/02/20		220	121,414
The Servicemaster Co. LLC, Initial Term Loan, 4.25%, 7/01/21		25,512	25,366,188

			38,680,497
Diversified Financial Services — 0.9%
AlixPartners LLP, Initial Term Loan, 4.50%, 7/28/22		9,395	9,385,605
Jefferies Finance LLC (JFIN Co-Issuer Corp.) AKA Project Shot Put, Term Loan, 4.50%, 5/14/20		6,850	6,781,500
Schaeffler AG (FKA named INA Beteiligungsge-sellschaft mit beschränkter Haftung), Facility B-USD, 4.25%, 5/15/20		4,746	4,756,830
SS&C European Holdings S.à r.l., Term B-2 Loan, 4.00%, 7/08/22		2,120	2,121,887

			23,045,822
Diversified Telecommunication Services — 5.2%
Altice Financing SA:
Dollar Denominated Tranche Loan, 5.25%, 2/04/22		2,835	2,849,175
Term Loan, 5.50%, 7/02/19		7,063	7,089,084
Avaya, Inc., Term B-7 Loan, 6.25%, 5/29/20		11,690	10,019,741
Consolidated Communications, Inc., Initial Term Loan, 4.25%, 12/23/20		2,756	2,744,670
Hawaiian Telcom Communications, Inc., Term Loan, 5.00%, 6/06/19		5,176	5,181,600
Integra Telecom Holdings, Inc.:
Initial Loan (Second Lien), 9.75%, 2/21/20		3,422	3,408,197
Term B-1 Loan, 5.25%, 8/14/20		8,234	8,209,262

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Telecommunication Services (concluded)
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	USD	6,428	$6,307,362
Level 3 Financing, Inc.:
Tranche B 2020 Term Loan, 4.00%, 1/15/20		13,795	13,781,700
Tranche B-II 2022 Term Loan, 3.50%, 5/31/22		4,654	4,607,556
Tranche B-III 2019 Term Loan, 4.00%, 8/01/19		13,542	13,522,019
LightSquared LP, Term Loan, 8.75%, 6/15/20		27,425	26,739,375
LTS Buyer LLC (Sidera Networks, Inc.), Term B Loan (First Lien), 4.00%, 4/13/20		15,356	15,259,969
Telesat Canada, Term A Loan, 3.00%, 3/28/17	CAD	4,184	3,152,470
Virgin Media Investment Holdings Ltd., E Facility, 4.25%, 6/30/23	GBP	2,305	3,514,586
Ziggo BV:
USD B1 Facility, 3.50%, 1/15/22	USD	4,203	4,143,413
USD B2 Facility, 3.50%, 1/15/22		2,709	2,670,096
USD B3 Facility, 3.50%, 1/15/22		4,455	4,391,352

			137,591,627
Electric Utilities — 0.6%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16		10,960	10,960,000
Texas Competitive Electric Holdings Co. LLC (TXU), 2017 Term Loan (Extending), 4.67%, 10/10/17		7,930	3,577,540

			14,537,540
Electronic Equipment, Instruments & Components — 0.6%
CPI Acquisition, Inc., Term Loan (First Lien), 4.50%, 8/17/22		5,105	5,022,044
Dell International LLC, Term B-2 Loan, 4.00%, 4/29/20		6,851	6,810,055
Linxens France SA (FKA Microconnections), Initial Term B-1 Loan, 4.00%, 7/29/22		3,585	3,567,075

			15,399,174
Energy Equipment & Services — 0.3%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.00%, 3/31/21		9,210	6,538,758
Offshore Group Investment Ltd. (Vantage Drilling Co.), Second Term Loan, 5.75%, 3/28/19		1,042	456,881
Seventy Seven Operating LLC, Term Loan, 3.75%, 6/25/21		832	706,356

			7,701,995
Food & Staples Retailing — 1.9%
BJ’s Wholesale Club, Inc.:
2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20		3,635	3,598,650
New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19		9,258	9,216,395
New Albertson’s, Inc., Term B Loan, 4.75%, 6/27/21		4,977	4,960,265
Performance Food Group, Inc. (FKA Vistar Corp.), Initial Loan (Second Lien), 6.25%, 11/14/19		8,643	8,642,520
Rite Aid Corp.:
Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		2,665	2,689,998
Tranche 2 Term Loan (Second Lien), 4.88%, 6/21/21		9,685	9,680,932

Floating Rate Loan Interests (b)		Par (000)	Value
Food & Staples Retailing (concluded)
Supervalu, Inc., New Term Loan, 4.50%, 3/21/19	USD	4,058	$4,067,277
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Incremental Term Loan, 4.50%, 3/31/19		7,382	7,386,159

			50,242,196
Food Products — 1.5%
Diamond Foods, Inc., Loan, 4.25%, 8/20/18		10,652	10,605,409
Dole Food Co., Inc., Tranche B Term Loan, 4.50% - 5.75%, 11/01/18		4,371	4,368,952
Hearthside Group Holdings LLC, Term Loan, 4.50%, 6/02/21		6,804	6,761,561
Hostess Brands LLC:
Term B Loan (First Lien), 4.50%, 8/03/22		5,795	5,793,204
Term B Loan (Second Lien), 8.50%, 8/03/23		1,540	1,541,925
Pinnacle Foods Finance LLC, New Term Loan G, 3.00%, 4/29/20		1,440	1,430,742
Post Holdings, Inc., Series A Incremental Term Loan, 3.75%, 6/02/21		2	1,963
Reddy Ice Corp.:
Term B Loan (First Lien), 6.75% - 7.75%, 5/01/19		6,544	5,431,821
Term B Loan (Second Lien), 10.75%, 11/01/19		3,750	2,625,000

			38,560,577
Gas Utilities — 0.2%
Samchully Midstream 3 LLC, Initial Term Loan, 5.75%, 10/20/21		4,826	4,705,106
Health Care Equipment & Supplies — 2.3%
Alere, Inc. (FKA IM U.S. Holdings LLC), B Term Loan, 4.25%, 6/20/22		6,450	6,445,549
Auris Luxembourg III S.à r.l. (AKA Siemens Audiology), Facility B4, 4.25%, 1/17/22		4,161	4,158,518
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		11,780	11,709,320
Hill-Rom Holdings, Inc., Term Loan B, 2.75%, 7/29/22		11,614	11,615,943
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/19/18		10,856	10,811,504
Mallinckrodt International Finance SA, Initial Term B Loan, 3.25%, 3/19/21		7,269	7,209,747
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, 4.75%, 6/30/21		9,335	9,186,848

			61,137,429
Health Care Providers & Services — 6.3%
Acadia Healthcare Co., Inc., Tranche B Term Loan, 4.25%, 2/11/22		1,386	1,394,102
ADMI Corp. (AKA Aspen Dental), Initial Term Loan, 5.50%, 4/29/22		2,850	2,864,250
Air Medical Group Holdings, Inc., Initial Term Loan, 4.50%, 4/28/22		5,350	5,249,687
AmSurg Corp., Initial Term Loan, 3.75%, 7/16/21		10,751	10,739,114
CHG Healthcare Services, Inc. (FKA CHG Buyer Corp.), Term Loan (First Lien), 4.25%, 11/19/19		7,215	7,178,925
CHS/Community Health Systems, Inc.:
Incremental 2018 Term F Loans, 3.45% - 3.58%, 12/31/18		4,487	4,480,960

See Notes to Consolidated Financial Statements.

12	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Providers & Services (concluded)
Incremental 2019 Term G Loan, 3.75%, 12/31/19	USD	10,579	$10,558,935
Incremental 2021 Term H Loan, 4.00%, 1/27/21		19,765	19,800,668
Curo Health Services Holdings, Inc., Term B Loan (First Lien), 6.50%, 2/07/22		8,439	8,449,399
DaVita HealthCare Partners, Inc. (FKA DaVita, Inc.), Tranche B Term Loan, 3.50%, 6/24/21		14,615	14,574,994
Emdeon, Inc.:
Term B-2 Loan, 3.75%, 11/02/18		7,734	7,700,687
Term B-3 Loan, 3.75%, 11/02/18		2,878	2,862,650
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Initial Term Loan, 4.00%, 5/25/18		4,762	4,754,797
Genesis Healthcare LLC, Loan, 10.00%, 12/04/17		2,926	2,970,208
HC Group Holdings III, Inc., Initial Term Loan (First Lien), 6.00%, 4/07/22		3,515	3,520,946
HCA, Inc., Tranche B-5 Term Loan, 2.95%, 3/31/17		7,977	7,958,403
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18		6,784	6,785,391
Millennium Health LLC (FKA Millennium Laboratories LLC), Tranche B Term Loan, 5.25%, 4/16/21		7,200	3,516,217
MPH Acquisition Holdings LLC, Initial Term Loan, 3.75%, 3/31/21		5,519	5,445,307
National Mentor Holdings, Inc., Tranche B Term Loan, 4.25%, 1/31/21		2,554	2,534,670
Prestige Brands, Inc., Term B-3 Loan, 3.50% - 5.00%, 9/03/21		2,631	2,625,056
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		4,442	4,436,030
Surgical Care Affiliates, Inc., Initial Term Loan, 4.25%, 3/17/22		6,985	6,958,800
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 4.50%, 6/06/19		8,126	8,054,642
U.S. Renal Care, Inc., Tranche B-2 Term Loan (First Lien), 4.25%, 7/03/19		10,347	10,312,885

			165,727,723
Health Care Technology — 0.3%
IMS Health, Inc., Term B Dollar Loan, 3.50%, 3/17/21		7,993	7,931,127
Hotels, Restaurants & Leisure — 6.3%
Amaya Holdings BV:
Initial Term B Loan (First Lien), 5.00%, 8/01/21		5,898	5,835,739
Initial Term B Loan (Second Lien), 8.00%, 8/01/22		3,544	3,545,238
B.C. Unlimited Liability Co. (New Red Finance, Inc.) (AKA Burger King/Tim Hortons), Term B-2 Loan, 3.75%, 12/10/21		17,059	17,033,546
Bass Pro Group LLC, New Term Loan (2015), 4.00%, 6/05/20		7,838	7,791,108
Boyd Gaming Corp., Term B Loan, 4.00%, 8/14/20		4,917	4,903,901
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		26,595	25,341,440
CCM Merger, Inc. (MotorCity Casino Hotel), Term Loan, 4.50%, 8/06/21		4,918	4,913,585
Diamond Resorts Corp., Term Loan, 5.50%, 5/09/21		4,118	4,110,041

Floating Rate Loan Interests (b)		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Eldorado Resorts, Inc., Initial Term Loan, 4.25%, 7/25/22	USD	7,610	$7,610,000
Equinox Holdings, Inc., New Initial Term Loan (First Lien), 5.00%, 1/31/20		787	786,538
ESH Hospitality, Inc. (AKA Extended Stay America), Term Loan, 5.00%, 6/24/19		4,515	4,546,063
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		5,071	5,059,670
Intrawest Operations Group LLC, Initial Term Loan, 4.75%, 12/09/20		5,452	5,438,345
La Quinta Intermediate Holdings LLC, Initial Term Loan, 3.75%, 4/14/21		17,582	17,530,655
MGM Resorts International (MGM Grand Detroit LLC), Term B Loan, 3.50%, 12/20/19		9,543	9,454,349
Pinnacle Entertainment, Inc., Tranche B-2 Term Loan, 3.75%, 8/13/20		4,512	4,501,432
ROC Finance LLC, Funded Term B Loan, 5.00%, 6/20/19		2,815	2,679,018
Scientific Games International, Inc.:
Initial Term B-2 Loan, 6.00%, 10/01/21		6,169	6,093,800
Initial Term Loan, 6.00%, 10/18/20		5,700	5,632,859
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		11,612	11,583,160
Travelport Finance (Luxembourg) S.à r.l., Initial Term Loan, 5.75%, 9/02/21		13,302	13,295,610

			167,686,097
Household Durables — 0.2%
Jarden Corp., Tranche B2 Term Loan, 2.95%, 7/30/22		5,130	5,113,327
Household Products — 0.4%
Spectrum Brands, Inc., USD Term Loan, 3.75%, 6/23/22		11,210	11,197,212
Independent Power and Renewable Electricity Producers — 1.5%
Calpine Corp.:
Term Loan (10/12), 4.00%, 10/09/19		2,047	2,043,356
Term Loan, 3.50%, 5/27/22		6,510	6,418,469
Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20		8,057	8,033,777
Exgen Texas Power LLC, Term Loan, 5.75%, 9/18/21		1,152	1,104,001
Granite Acquisition, Inc.:
Term B Loan (First Lien), 5.00%, 12/17/21		9,518	9,510,133
Term C Loan (First Lien), 5.00%, 12/17/21		421	420,548
Green Energy Partners/Stonewall LLC, Term B-1 Conversion Advances, 6.50%, 11/13/21		4,080	4,080,000
Terra-Gen Finance Co. LLC, Term Loan, 5.25%, 12/09/21		4,233	4,158,701
TPF II Power LLC (TPF II Covert Midco LLC), Term Loan, 5.50%, 10/02/21		4,325	4,328,798

			40,097,783

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	13

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Insurance — 1.5%
AmWINS Group LLC:
New Term Loan (First Lien), 5.25%, 9/06/19	USD	7,676	$7,704,657
Term Loan (Second Lien ), 9.50%, 9/04/20		2,111	2,110,587
Asurion LLC (FKA Asurion Corp.), Incremental Tranche B-4 Term Loan, 5.00%, 8/04/22		5,970	5,902,837
Cooper Gay Swett & Crawford Ltd. (CGSC of Delaware Holdings Corp.), Term Loan (First Lien), 5.00%, 4/16/20		7,285	6,629,458
Sedgwick Claims Management Services, Inc.:
Initial Loan (Second Lien), 6.75%, 2/28/22		7,410	7,231,715
Initial Term Loan (First Lien), 3.75%, 3/01/21		9,344	9,138,387

			38,717,641
Internet & Catalog Retail — 0.3%
Leonardo Acquisition Corp. (AKA 1-800 Contacts), Term Loan (First Lien), 4.25%, 1/29/21		8,712	8,674,058
Internet Software & Services — 1.4%
DealerTrack Technologies, Inc., Term Loan, 3.50%, 2/28/21		9,755	9,718,459
Go Daddy Operating Co. LLC, Initial Term Loan, 4.25%, 5/13/21		8,689	8,681,881
Sabre GLBL, Inc. (FKA Sabre, Inc.), Term C Loan, 3.50%, 2/19/18		261	260,413
Zayo Group LLC (Zayo Capital, Inc.), 2021 Term Loan, 3.75%, 5/06/21		18,059	17,942,844

			36,603,597
IT Services — 1.0%
Evertec Group LLC (FKA Evertec LLC), Term B Loan, 3.25%, 4/17/20		2,769	2,661,221
IG Investments Holdings LLC, Extended Tranche B Term Loan, 6.00%, 10/31/21		7,608	7,601,601
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche C Term Loan, 3.94%, 2/28/17		2,850	2,845,013
Tyche Holdings LLC (AKA TransFirst, Inc.):
Loan (Second Lien), 9.00%, 11/11/22		4,203	4,174,996
Term B-1 Loan, 4.75%, 11/12/21		6,336	6,323,127
Vantiv LLC (FKA Fifth Third Processing Solutions LLC), Term B Loan, 3.75%, 6/13/21		3,295	3,293,343

			26,899,301
Leisure Products — 0.4%
Leslie’s Poolmart, Inc., Additional Tranche B Term Loan, 4.25%, 10/16/19		5,912	5,845,714
Performance Sports Group Ltd. (FKA Bauer Performance Sports Ltd.), Initial Term Loan, 4.00%, 4/15/21		4,810	4,789,935

			10,635,649
Life Sciences Tools & Services — 1.8%
DPX Holdings BV (FKA JLL/Delta Dutch Newco BV), 2015 Incremental Dollar Term Loan, 4.25%, 3/11/21		11,309	11,169,021
Houghton Mifflin Harcourt Co., Term Loan, 4.00%, 5/28/21		11,432	11,289,185
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25%, 8/18/22		18,361	18,237,170

Floating Rate Loan Interests (b)		Par (000)	Value
Life Sciences Tools & Services (concluded)
Sterigenics-Nordion Holdings LLC, Initial Term Loan, 4.25%, 5/16/22	USD	8,065	$7,999,512

			48,694,888
Machinery — 2.8%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (AKA Hamilton Sundstrand), Refinancing Term Loan, 4.00%, 12/13/19		12,573	11,701,045
Allison Transmission, Inc., Term B-3 Loan, 3.50%, 8/23/19		4,060	4,048,613
Ameriforge Group, Inc., Initial Term Loan (Second Lien), 8.75%, 12/21/20		1,715	1,157,625
Filtration Group Corp., Term Loan (First Lien), 4.25%, 11/23/20		6,380	6,363,831
FPC Holdings, Inc., Initial Loan (First Lien), 5.25%, 11/19/19		6,533	6,303,910
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		15,395	14,721,758
Mueller Water Products, Inc., Initial Loan, 4.00%, 11/24/21		5,152	5,151,631
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20		9,044	8,949,244
SIG Combibloc Holdings SCA (FKA Onex Wizard Acquisition Co. II SCA), Initial Dollar Term Loan, 4.25%, 3/11/22		6,199	6,190,411
Wabash National Corp., Tranche B-2 Loan, 4.25%, 3/18/22		5,095	5,091,572
Windsor Financing LLC, Term B Facility, 6.25%, 12/05/17		4,368	4,368,445

			74,048,085
Media — 7.8%
Acosta, Inc. (FKA Acosta Holdco, Inc.), Tranche B-1 Loan, 4.25%, 9/26/21		6,179	6,105,606
Advantage Sales & Marketing, Inc.:
Initial Term Loan (First Lien), 4.25%, 7/23/21		5,265	5,201,078
Term Loan (Second Lien), 7.50%, 7/25/22		3,245	3,146,027
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 7.00%, 3/31/20		18,069	18,027,009
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Term Loan, 0.00%, 12/31/14 (c)(d)		1,812	—
Term Loan, 0.00%, 12/31/14 (c)(d)		1,240	—
Charter Communications Operating LLC (AKA CCO Safari LLC):
Term H Loan, 2.50%, 8/24/21		4,830	4,815,220
Term I Loan, 2.75%, 1/24/23		25,165	25,108,379
Creative Artists Agency LLC, Initial Term Loan, 5.50%, 12/17/21		4,365	4,392,716
Hemisphere Media Holdings LLC (International Espanol, Inc.), Term B Loan, 5.00%, 7/30/20		3,812	3,750,342
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 6.95%, 1/30/19		21,850	19,255,482
Interactive Data Corp., Term Loan, 4.75%, 5/02/21		20,417	20,386,812
Liberty Cablevision of Puerto Rico LLC (FKA San Juan Cable LLC), Term B Loan (First Lien), 4.50%, 1/07/22		6,370	6,184,187

See Notes to Consolidated Financial Statements.

14	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Media (concluded)
Live Nation Entertainment, Inc., Term B-1 Loan, 3.50%, 8/17/20	USD	3,729	$3,706,216
MCC Iowa LLC, Tranche J Term Loan, 3.75%, 6/30/21		1,658	1,650,788
MGOC, Inc. (FKA Media General, Inc.), Term B Loan, 4.00%, 7/31/20		5,087	5,078,611
Numericable U.S. LLC:
Dollar Denominated Tranche B-1 Loan, 4.50%, 5/21/20		10,813	10,801,929
Dollar Denominated Tranche B-2 Loan, 4.50%, 5/21/20		9,355	9,345,140
Tribune Media Co. (FKA Tribune Co.), Term B Loan, 3.75%, 12/28/20		11,623	11,560,923
TWCC Holding Corp., Term B-1 Loan, 5.75%, 2/11/20		7,785	7,718,999
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		19,241	19,090,491
UPC Financing Partnership, Facility AH, 3.25%, 6/30/21		4,327	4,260,892
Virgin Media Investment Holdings Ltd., F Facility, 3.50%, 6/30/23		8,562	8,458,357
WideOpenWest Finance LLC, Replacement Term B Loan, 4.50%, 4/01/19		9,106	9,069,926

			207,115,130
Metals & Mining — 0.6%
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		16,154	15,959,558
Multiline Retail — 1.1%
Dollar Tree, Inc., Term B-1 Loan, 3.50%, 7/06/22		14,586	14,586,493
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19		6,954	6,482,053
Hudson’s Bay Co., Term Loan B, 3.75%, 8/12/22		8,500	8,500,000

			29,568,546
Multi-Utilities — 0.2%
Power Borrower LLC, Initial Term Loan (Second Lien), 8.25%, 11/06/20		4,800	4,716,000
Oil, Gas & Consumable Fuels — 2.1%
Bronco Midstream Funding LLC, Term Loan, 5.00%, 8/15/20		9,502	9,121,617
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18		5,214	5,225,327
EP Energy LLC (FKA Everest Acquisition LLC), Tranche B-3 Loan, 3.50%, 5/24/18		13,330	12,619,111
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		11,129	10,355,300
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		75	75,007
Peabody Energy Corp., Term Loan, 4.25%, 9/24/20		1,104	810,648
Penn Products Terminals LLC, Tranche B Term Loan, 4.75%, 4/13/22		5,307	5,253,996
Southcross Energy Partners LP, Initial Term Loan, 5.25%, 8/04/21		3,534	3,375,257
Southcross Holdings Borrower LP, Term Loan, 6.00%, 8/04/21		2,861	2,372,338
Veresen Midstream LP, Tranche B-1 Term Loan, 5.25%, 3/31/22		7,561	7,548,423

			56,757,024

Floating Rate Loan Interests (b)		Par (000)	Value
Pharmaceuticals — 5.5%
Akorn, Inc., Loan, 5.50%, 4/16/21	USD	7,689	$7,677,454
Amneal Pharmaceuticals LLC, Term Loan B, 4.50% - 5.75%, 11/01/19		7,150	7,139,495
Capsugel Holdings U.S., Inc., Initial Term Loan, 3.50%, 8/01/18		6,975	6,954,637
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Dollar Term Loan, 4.25%, 5/20/21		10,072	10,065,041
Concordia Healthcare Corp., Initial Term Loan, 4.75%, 4/21/22		3,090	3,091,947
Endo Luxembourg Finance Co. I S.à r.l.:
2014 Term B Loan, 3.25%, 3/01/21		2,534	2,533,594
Term Loan B, 3.00%, 6/24/22		13,580	13,577,556
Horizon Pharma, Inc., 2015 Term Loan, 4.50%, 5/07/21		10,596	10,582,596
Mallinckrodt International Finance SA, Incremental Term B-1 Loan, 3.50%, 3/19/21		5,612	5,583,060
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.):
Term B-2 Loan, 4.00%, 9/30/19		11,281	11,261,338
Term B-3 Loan, 4.25%, 9/30/19		2,761	2,752,842
RPI Finance Trust, Term B-4 Term Loan, 3.50%, 11/09/20		12,234	12,221,350
Sage Products Holdings III LLC, Replacement Loan (First Lien), 4.25%, 12/13/19		3,733	3,725,606
Valeant Pharmaceuticals International, Inc.:
Series C-2 Tranche B Term Loan, 3.75%, 12/11/19		3,232	3,219,967
Series D-2 Tranche B Term Loan, 3.50%, 2/13/19		5,162	5,143,590
Series E1 Tranche B Term Loan, 3.75%, 8/05/20		5,937	5,916,344
Series F-1 Tranche B Term Loan, 4.00%, 4/01/22		33,084	33,073,059

			144,519,476
Professional Services — 2.8%
Connolly Intermediate, Inc.:
Initial Term Loan (First Lien), 4.50%, 5/14/21		8,475	8,453,527
Initial Term Loan (Second Lien), 8.00%, 5/13/22		7,350	7,350,000
EWT Holdings III Corp. (FKA WTG Holdings III Corp.), Term Loan (First Lien), 4.75%, 1/15/21		6,224	6,177,129
Koosharem LLC, Term Loan, 7.50%, 5/15/20		9,727	9,597,335
On Assignment, Inc., Initial Term B Loan, 3.75%, 6/03/22		8,789	8,766,561
Redtop Acquisitions Ltd.:
Initial Dollar Term Loan (First Lien), 4.50%, 12/03/20		4,812	4,811,725
Initial Dollar Term Loan (Second Lien), 8.25%, 6/03/21		1,281	1,269,833
Sterling Midco Holdings, Inc. (FKA Sterling Holdings Ultimate Parent, Inc.), Initial Term Loan (First Lien), 4.50%, 6/20/22		6,800	6,777,356
Trans Union LLC, 2015 Term B-2 Loan, 3.75%, 4/09/21		21,809	21,624,569

			74,828,035

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	15

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Real Estate Investment Trusts (REITs) — 0.2%
Communications Sales & Leasing, Inc. (CSL Capital LLC), Term Loan, 5.00%, 10/24/22	USD	4,395	$4,195,863
RHP Hotel Properties LP, Tranche B Term Loan, 3.50%, 1/15/21		2,203	2,200,547

			6,396,410
Real Estate Management & Development — 1.8%
CityCenter Holdings LLC, Term B Loan, 4.25%, 10/16/20		6,297	6,281,059
DTZ U.S. Borrower LLC (DTZ AUS Holdco PTY Ltd.):
Initial Term Loan(First Lien), 5.50%, 11/04/21		8,272	8,182,347
Term Loan B, 3.25%, 11/04/21		10,325	10,213,180
FCA U.S. LLC (FKA Chrysler Group LLC), Term Loan B, 3.50%, 5/24/17		10,592	10,570,393
Realogy Group LLC (FKA Realogy Corp.):
Extended Synthetic Commitment, 0.05% - 4.40%, 10/10/16		449	444,392
Initial Term B Loan 2014, 3.75%, 3/05/20		13,156	13,106,463

			48,797,834
Road & Rail — 0.9%
Gruden Acquisition, Inc. (AKA Quality Distribution), Term Loan (First Lien), 4.75%, 8/18/22		5,795	5,733,457
The Hertz Corp.:
Tranche B-1 Term Loan, 3.75%, 3/11/18		3,860	3,838,510
Tranche B-2 Term Loan, 3.00%, 3/11/18		9,704	9,606,509
SIRVA Worldwide, Inc., Loan, 7.50%, 3/27/19		3,882	3,862,519

			23,040,995
Semiconductors & Semiconductor Equipment — 1.3%
Avago Technologies Cayman Ltd. (Avago Technologies Holdings Luxembourg S.à r.l.), Term Loan, 3.75%, 5/06/21		13,862	13,845,056
Freescale Semiconductor, Inc.:
Tranche B-4 Term Loan, 4.25%, 2/28/20		8,416	8,402,737
Tranche B5 Term Loan, 5.00%, 1/15/21		4,686	4,689,378
NXP BV, Tranche D Loan, 3.25%, 1/11/20		6,692	6,653,244

			33,590,415
Software — 5.5%
Applied Systems, Inc.:
Initial Term Loan (First Lien), 4.25%, 1/25/21		7,333	7,311,005
Initial Term Loan (Second Lien), 7.50%, 1/24/22		1,765	1,753,527
Diamond U.S. Holding LLC (Dealogic), Initial Term Loan, 4.75%, 12/17/21		3,771	3,769,466
Epicor Software Corporation (FKA Eagle Parent, Inc.), Term B Loan, 4.75%, 6/01/22		12,555	12,505,659
First Data Corp.:
2017 Second New Dollar Term Loan, 3.70%, 3/24/17		6,840	6,817,770
2018 New Dollar Term Loan, 3.70%, 3/23/18		26,973	26,748,586
2018B Second New Term Loan, 3.70%, 9/24/18		150	148,763
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-5 Term Loan, 3.75%, 6/03/20		13,244	12,851,521
Informatica Corp., Dollar Term Loan, 4.50%, 8/05/22		16,915	16,795,489

Floating Rate Loan Interests (b)		Par (000)	Value
Software (concluded)
Kronos, Inc., Incremental Term Loan (First Lien), 4.50%, 10/30/19	USD	8,047	$8,044,923
Mitchell International, Inc.:
Initial Loan (Second Lien), 8.50%, 10/11/21		5,000	4,972,900
Initial Term Loan, 4.50%, 10/13/20		8,405	8,366,757
Sabre GLBL, Inc. (FKA Sabre, Inc.), Term B Loan, 4.00%, 2/19/19		9,619	9,597,164
Sophia LP, Term B-1 Loan, 4.00%, 7/19/18		7,830	7,813,773
SS&C Technologies, Inc., Term B-1 Loan, 4.00%, 7/08/22		13,088	13,097,162
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche E Term Loan, 4.00%, 3/08/20		4,075	4,065,902
TIBCO Software, Inc., Term Loan, 6.50%, 12/04/20		1,294	1,289,865

			145,950,232
Specialty Retail — 2.8%
General Nutrition Centers, Inc., Amended Tranche B Term Loan, 3.25%, 3/04/19		6,659	6,587,821
Michaels Stores, Inc.:
Incremental 2014 Term Loan, 4.00%, 1/28/20		6,325	6,322,096
Term B Loan, 3.75%, 1/28/20		6,655	6,629,507
National Vision, Inc., Initial Term Loan (First Lien), 4.00%, 3/12/21		12,248	11,936,663
The Neiman Marcus Group, Inc., Other Term Loan, 4.25%, 10/25/20		9,284	9,175,147
Party City Holdings, Inc. (Party City Corp.), Term Loan, 4.25%, 8/19/22		12,740	12,716,176
PetCo Animal Supplies, Inc., New Loans, 4.00%, 11/24/17		6,207	6,191,555
PetSmart, Inc., Tranche B-1 Loan, 4.25%, 3/11/22		13,132	13,104,773
Things Remembered, Inc., Term Loan, 8.25%, 5/24/18		1,589	1,152,090

			73,815,828
Technology Hardware, Storage & Peripherals — 0.2%
CDW LLC (FKA CDW Corp.), Term Loan, 3.25%, 4/29/20		4,190	4,154,264
Textiles, Apparel & Luxury Goods — 0.2%
ABG Intermediate Holdings 2 LLC, Term Loan (First Lien), 5.50%, 5/27/21		2,463	2,452,696
Polymer Group, Inc., Initial Loan, 5.25%, 12/19/19		3,195	3,194,760

			5,647,456
Trading Companies & Distributors — 1.5%
American Builders & Contractors Supply Co., Inc., Term B Loan, 3.50%, 4/16/20		7,926	7,882,710
GYP Holdings III Corp., Term Loan (First Lien), 4.75%, 4/01/21		6,917	6,757,506
HD Supply, Inc., Incremental Term Loan, 3.75%, 8/13/21		14,100	14,000,172
McJunkin Red Man Corp., Term Loan, 4.75%, 11/08/19		1,859	1,813,521
Solenis International LP (Solenis Holdings 3 LLC) (AKA Ashland Water Technologies):
Initial Dollar Term Loan (First Lien), 4.25%, 7/31/21		4,099	4,038,663

See Notes to Consolidated Financial Statements.

16	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Trading Companies & Distributors (concluded)
Initial Term Loan (Second Lien), 7.75%, 7/31/22	USD	6,540	$6,262,050

			40,754,622
Wireless Telecommunication Services — 0.2%
SBA Senior Finance II LLC:
Incremental Tranche B-1 Term Loan, 3.25%, 3/24/21		4,378	4,328,536
Incremental Tranche B-2 Term Loan, 3.25%, 6/10/22		1,375	1,355,846

			5,684,382
Total Floating Rate Loan Interests — 90.4%			2,392,041,866

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.60%, 11/05/30 (a)(b)	USD	5,640	$5,657,670

Preferred Securities		Shares
Preferred Stocks
Diversified Consumer Services — 0.0%
Education Management Corp., Series A-1, 7.50% (e)		1,705	40,067
Total Long-Term Investments (Cost — $2,582,940,448) — 96.3%			2,548,906,817

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (f)(g)		223,911,699	223,911,699
Total Short-Term Securities (Cost — $223,911,699) — 8.5%			223,911,699
Total Investments (Cost — $2,806,852,147) — 104.8%			2,772,818,516
Liabilities in Excess of Other Assets — (4.8)%			(126,494,119)

Net Assets — 100.0%			$2,646,324,397

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments. (e) Security is perpetual in nature and has no stated maturity date.

(f)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	46,841,956	177,069,743	223,911,699	$86,902	$3,295

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation
(80)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2015	USD	10,165,000	$10,088

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	17

Schedule of Investments (continued)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	2,413,948	CAD	3,117,000	Westpac Banking Corp.	10/20/15	$44,991
USD	1,143,531	GBP	735,000	HSBC Bank PLC	10/20/15	15,979
Total						$60,970

Centrally Cleared Credit Default Swaps — Sold Protection

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
CDX.NA.HY Series 24 Version 2	5.00%	Chicago Mercantile	6/20/20	B+	USD	13,860	$(14,187)

[1]     Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]     The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

As of August 31, 2015, fair values of derivative financial instruments were as follows:

	Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Assets
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$10,088	$10,088
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$60,970	—	60,970

Total		—	—	—	$60,970	$10,088	$71,058

	Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$14,187	—	—	—	$14,187

[1]     Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Consolidated Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(109,712)	$(109,712)
Foreign currency transactions	—	—	—	$2,557,317	—	2,557,317
Swaps	—	$(153,013)	—	—	—	(153,013)

Total	—	$(153,013)	—	$2,557,317	$(109,712)	$2,294,592

See Notes to Consolidated Financial Statements.

18	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Schedule of Investments (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$10,088	$10,088
Foreign currency translations	—	—	—	$(694,799)	—	(694,799)
Swaps	—	$(14,187)	—	—	—	(14,187)

Total	—	$(14,187)	—	$(694,799)	$10,088	$(698,898)

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts sold		$2,541,250
Forward foreign currency exchange contracts:
Average amounts purchased — in USD		$7,897,246
Average amounts sold — in USD		$1,536,885
Credit default swaps:
Average notional value — sell protection		$3,465,000

Derivative Financial Instruments – Offsetting as of August 31, 2015
The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$11,482	—
Forward foreign currency exchange contracts	60,970	—
Swaps — centrally cleared	—	$42,640

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$72,452	$42,640
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(11,482)	(42,640)

Total derivative assets and liabilities subject to an MNA	$60,970	—

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
HSBC Bank PLC	$15,979	—	—	—	$15,979
Westpac Banking Corp.	44,991	—	—	—	44,991

Total	$60,970	—	—	—	$60,970

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	19

Schedule of Investments (continued)

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$48,868,345	$31,137,319	$80,005,664
Common Stocks[1]	$1,962,202	1,202,377	219,063	3,383,642
Corporate Bonds[1]	—	63,044,340	4,733,568	67,777,908
Floating Rate Loan Interests[1]	—	2,288,486,384	103,555,482	2,392,041,866
Non-Agency Mortgage-Backed Securities	—	5,657,670	—	5,657,670
Preferred Securities[1]	—	40,067	—	40,067
Short-Term Securities	223,911,699	—	—	223,911,699
Liabilities:
Unfunded floating rate loan interests[2]	—	(1,781)	—	(1,781)

Total	$225,873,901	$2,407,297,402	$139,645,432	$2,772,816,735

[1] See above Schedule of Investments for values in each industry.
[2] Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$60,970	—	$60,970
Interest rate contracts	$10,088	—	—	10,088
Liabilities:
Credit contracts	—	(14,187)	—	(14,187)

Total	$10,088	$46,783	—	$56,871

[1]     Derivative financial instruments are financial futures contracts, forward foreign currency exchange contracts and swaps, which are valued at the unrealized appreciation (depreciation)

       on the instrument.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$36,295	—	—	$36,295
Foreign currency at value	1,330	—	—	1,330
Cash pledged for financial futures contracts	114,000	—	—	114,000
Cash pledged for centrally cleared swaps	755,000	—	—	755,000

Total	$906,625	—	—	$906,625

During the year ended August 31, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Consolidated Financial Statements.

20	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Schedule of Investments (concluded)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Unfunded Floating Rate Loan Interests	Warrants	Total
Assets:
Opening Balance, as of August 31, 2014	$3,780,000	$34,453	$4,086,331	$180,781,017	$(721)	$2,631	$188,683,711
Transfers into Level 3[1]	1,937,862	—	—	29,679,672	—	—	31,617,534
Transfers out of Level 3[2]	—	—	—	(97,364,309)	—	—	(97,364,309)
Accrued discounts/premiums	49,662	—	(4,300)	241,073	—	—	286,435
Net realized gain (loss)	214,509	—	—	(692,886)	721	(15,896)	(493,552)
Net change in unrealized appreciation (depreciation)[3,4]	(152,953)	(22,182)	(79,508)	(3,414,033)	—	14,818	(3,653,858)
Purchases	30,675,264	206,792	731,045	59,965,702	—	—	91,578,803
Sales	(5,367,025)	—	—	(65,640,754)	—	(1,553)	(71,009,332)
Closing Balance, as of August 31, 2015	$31,137,319	$219,063	$4,733,568	$103,555,482	—	—	$139,645,432

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2015[4]	$(79,223)	$(22,182)	$(79,508)	$(3,214,868)	—	—	$(3,395,781)

[1]

As of August 31, 2014, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2015, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $31,617,534 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]

As of August 31, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $97,364,309 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[4]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	21

Statement of Assets and Liabilities

August 31, 2015

Assets
Investments at value — unaffiliated (cost — $2,582,940,448)	$2,548,906,817
Investments at value — affiliated (cost — $223,911,699)	223,911,699
Cash	36,295
Cash pledged:
Financial futures contracts	114,000
Centrally cleared swaps	755,000
Foreign currency at value (cost — $1,299)	1,330
Receivables:
Investments sold	45,880,773
Capital shares sold	6,052,906
Dividends — affiliated	16,445
Interest	15,200,516
From the Manager	34,297
Unrealized appreciation on forward foreign currency exchange contracts	60,970
Variation margin receivable on financial futures contracts	11,482
Prepaid expenses	87,596

Total assets	2,841,070,126

Liabilities
Payables:
Investments purchased	181,727,960
Capital shares redeemed	7,449,237
Income dividends	3,215,716
Investment advisory fees	1,209,383
Officer’s and Trustees’ fees	18,838
Other accrued expenses	653,087
Other affiliates	149,883
Service and distribution fees	277,204
Unrealized depreciation on unfunded floating rate loan interests	1,781
Variation margin payable on centrally cleared swaps	42,640

Total liabilities	194,745,729

Net Assets	$2,646,324,397

Net Assets Consist of
Paid-in capital	$2,775,666,298
Distributions in excess of net investment income	(1,277,355)
Accumulated net realized loss	(94,254,694)
Net unrealized appreciation/depreciation	(33,809,852)

Net Assets	$2,646,324,397

Net Asset Value
Institutional — Based on net assets of $1,862,771,480 and 182,663,018 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.20

Investor A — Based on net assets of $597,766,892 and 58,625,588 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.20

Investor C — Based on net assets of $129,526,383 and 12,705,063 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.19

Investor C1 — Based on net assets of $56,259,642 and 5,517,870 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.20

See Notes to Consolidated Financial Statements.

22	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Consolidated Statement of Operations

Year Ended August 31, 2015

Investment Income
Interest	$121,542,968
Dividends — affiliated	86,902
Dividends — unaffiliated	326,608

Total income	121,956,478

Expenses
Investment advisory	12,669,402
Service and distribution — class specific	3,314,278
Transfer agent — class specific	1,269,072
Administration	1,117,857
Administration — class specific	478,354
Accounting services	271,793
Professional	257,225
Registration	181,605
Custodian	112,975
Printing	68,441
Officer and Trustees	58,407
Miscellaneous	413,189
Recoupment of past waived fees — class specific	308,329

Total expenses excluding interest expense	20,520,927
Interest expense	27

Total expenses	20,520,954
Less fees waived by the Manager	(81,192)
Less administration fees waived — class specific	(33,272)
Less transfer agent fees waived — class specific	(838)
Less transfer agent fees reimbursed — class specific	(39,481)

Total expenses after fees waived and reimbursed	20,366,171

Net investment income	101,590,307

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(27,057,074)
Capital gain distributions received from affiliated investment companies	3,295
Short sales	(4,392)
Financial futures contracts	(109,712)
Swaps	(153,013)
Foreign currency transactions	2,018,261

(25,302,635)

Net change in unrealized appreciation (depreciation) on:
Investments	(31,011,357)
Financial futures contracts	10,088
Swaps	(14,187)
Unfunded floating rate loan interests	126,109
Foreign currency translations	(603,437)

(31,492,784)

Net realized and unrealized loss	(56,795,419)

Net Increase in Net Assets Resulting from Operations	$44,794,888

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	23

Consolidated Statements of Changes in Net Assets

	Year Ended August 31,
Increase in Net Assets:	2015	2014

Operations
Net investment income	$101,590,307	$105,369,088
Net realized gain (loss)	(25,302,635)	10,240,496
Net change in unrealized appreciation (depreciation)	(31,492,784)	(6,297,371)

Net increase in net assets resulting from operations	44,794,888	109,312,213

Distributions to Shareholders From[1]
Net investment income:
Institutional	(74,258,911)	(66,996,416)
Investor A	(24,614,231)	(27,623,349)
Investor C	(4,690,840)	(4,462,515)
Investor C1	(2,401,535)	(2,686,766)

Decrease in net assets resulting from distributions to shareholders	(105,965,517)	(101,769,046)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	272,251,017	185,512,396

Net Assets
Total increase in net assets	211,080,388	193,055,563
Beginning of year	2,435,244,009	2,242,188,446

End of year	$2,646,324,397	$2,435,244,009

Undistributed (distributions in excess of) net investment income, end of year	$(1,277,355)	$1,795,528

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

24	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Financial Highlights

	Institutional
					Period March 21, 2011[1] to August 31, 2011

	Year Ended August 31,
	2015[2]	2014[2]	2013[2]	2012[2]

Per Share Operating Performance
Net asset value, beginning of period	$10.46	$10.43	$10.32	$9.83	$10.32

Net investment income[3]	0.44	0.44	0.45	0.50	0.21
Net realized and unrealized gain (loss)	(0.24)	0.01	0.13 [4]	0.49 [4]	(0.50)[4]

Net increase (decrease) from investment operations	0.20	0.45	0.58	0.99	(0.29)

Distributions from net investment income[5]	(0.46)	(0.42)	(0.47)	(0.50)	(0.20)

Net asset value, end of period	$10.20	$10.46	$10.43	$10.32	$9.83

Total Return[6]
Based on net asset value	1.98%	4.42%	5.67%	10.29%	(2.86)%[7]

Ratios to Average Net Assets
Total expenses[8]	0.69%[9]	0.72%[9]	0.73%[9]	0.80%	0.86%[10,11]

Total expenses after fees waived and/or reimbursed[8]	0.68%	0.70%	0.70%	0.70%	0.70%[11]

Net investment income[8]	4.26%	4.19%	4.25%	4.95%	4.52%[11]

Supplemental Data
Net assets, end of period (000)	$1,862,771	$1,607,319	$1,372,062	$484,591	$249,255

Portfolio turnover rate	78%	87%	91%	60%	46%

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

					Period March 21, 2011 to August 31, 2011
	Year Ended August 31,
	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A

[9]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2015, August 31, 2014 and August 31, 2013, the ratio would have been 0.67%, 0.69% and 0.71%, respectively.

[10]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.88%.

[11]	Annualized.

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	25

Financial Highlights (continued)

	Investor A
	Year Ended August 31,
	2015[1]	2014[1]	2013[1]	2012[1]	2011[2]

Per Share Operating Performance
Net asset value, beginning of year	$10.46	$10.42	$10.31	$9.83	$9.98

Net investment income[3]	0.42	0.41	0.42	0.47	0.36
Net realized and unrealized gain (loss)	(0.25)	0.02	0.12 [4]	0.48 [4]	(0.15)[4]

Net increase from investment operations	0.17	0.43	0.54	0.95	0.21

Distributions from net investment income[5]	(0.43)	(0.39)	(0.43)	(0.47)	(0.36)

Net asset value, end of year	$10.20	$10.46	$10.42	$10.31	$9.83

Total Return[6]
Based on net asset value	1.68%	4.23%	5.35%	9.80%	2.84%

Ratios to Average Net Assets
Total expenses[7]	0.98%[8]	0.98%[8]	1.02%[8]	1.11%[8]	1.48%[9]

Total expenses after fees waived and/or reimbursed[7]	0.97%	0.97%	1.01%	1.05%	1.41%[9]

Net investment income[7]	4.04%	3.86%	3.99%	4.60%	4.12%[9]

Supplemental Data
Net assets, end of year (000)	$597,767	$600,954	$659,910	$436,960	$347,363

Portfolio turnover of the Master LLC	—	—	—	—	45%[10]

Portfolio turnover rate	78%	87%	91%	60%	46%[11]

[1]	Consolidated Financial Highlights.

[2]

On March 21, 2011, BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. were reorganized into the Fund. The activity in the table presented above is for the accounting survivor, BlackRock Senior Floating Rate Fund, Inc., for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.76034411.

[3]	Based on average shares outstanding.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A

[8]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2014, August 31, 2013 and August 31, 2012, the ratio would have been 0.97%, 1.00% and 1.10%, respectively. There was no financial impact to the ratios for the year ended August 31, 2015.

[9]	Includes the Fund’s share of the Master Senior Floating Rate LLC’s (the “Master LLC”) allocated expenses and/or net investment income.

[10]	For the period September 1, 2010 through March 20, 2011.

[11]

Prior to the reorganization on March 21, 2011, BlackRock Senior Floating Rate Fund, Inc. invested all of its assets in Master LLC. The rate shown is that of the post-reorganization stand alone fund for the period March 21, 2011 to August 31, 2011.

See Notes to Consolidated Financial Statements.

26	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Financial Highlights (continued)

	Investor C
					Period March 21, 2011[1] to August 31, 2011

	Year Ended August 31,
	2015[2]	2014[2]	2013[2]	2012[2]

Per Share Operating Performance
Net asset value, beginning of period	$10.46	$10.42	$10.31	$9.82	$10.32

Net investment income[3]	0.33	0.33	0.34	0.39	0.16
Net realized and unrealized gain (loss)	(0.25)	0.03	0.12 [4]	0.49 [4]	(0.51)[4]

Net increase (decrease) from investment operations	0.08	0.36	0.46	0.88	(0.35)

Distributions from net investment income[5]	(0.35)	(0.32)	(0.35)	(0.39)	(0.15)

Net asset value, end of period	$10.19	$10.46	$10.42	$10.31	$9.82

Total Return[6]
Based on net asset value	0.83%	3.45%	4.56%	8.98%	(3.43)%[7]

Ratios to Average Net Assets
Total expenses[8]	1.72%[9]	1.74%[9]	1.77%[9]	1.86%[9]	1.92%[10,11]

Total expenses after fees waived and/or reimbursed[8]	1.71%	1.73%	1.76%	1.80%	1.77%[10]

Net investment income[8]	3.25%	3.15%	3.19%	3.85%	3.45%[10]

Supplemental Data
Net assets, end of period (000)	$129,526	$151,454	$123,040	$46,765	$34,502

Portfolio turnover rate	78%	87%	91%	60%	46%

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

					Period March 21, 2011 to August 31, 2011
	Year Ended August 31,
	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A

[9]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2015, August 31, 2014 and August 31, 2013, the ratio would have been 1.71%, 1.73% and 1.74%, respectively. There was no financial impact to the expense ratios for the year ended August 31, 2012.

[10]	Annualized.

[11]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C Shares would have been 1.94%.

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	27

Financial Highlights (concluded)

	Investor C1
					Period March 21, 2011[1] to August 31, 2011

	Year Ended August 31,
	2015[2]	2014[2]	2013[2]	2012[2]

Per Share Operating Performance
Net asset value, beginning of period	$10.46	$10.42	$10.31	$9.83	$10.32

Net investment income[3]	0.36	0.36	0.37	0.42	0.17
Net realized and unrealized gain (loss)	(0.24)	0.02	0.12 [4]	0.48 [4]	(0.50)[4]

Net increase (decrease) from investment operations	0.12	0.38	0.49	0.90	(0.33)

Distributions from net investment income[5]	(0.38)	(0.34)	(0.38)	(0.42)	(0.16)

Net asset value, end of period	$10.20	$10.46	$10.42	$10.31	$9.83

Total Return[6]
Based on net asset value	1.19%	3.73%	4.84%	9.28%	(3.22)%[7]

Ratios to Average Net Assets
Total expenses[8]	1.45%[9]	1.47%[9]	1.51%[9]	1.58%	1.64%[10,11]

Total expenses after fees waived and/or reimbursed[8]	1.45%	1.46%	1.49%	1.54%	1.53%[11]

Net investment income[8]	3.53%	3.41%	3.55%	4.15%	3.68%[11]

Supplemental Data
Net assets, end of period (000)	$56,260	$75,517	$87,176	$100,532	$128,110

Portfolio turnover rate	78%	87%	91%	60%	46%

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

					Period March 21, 2011 to August 31, 2011
	Year Ended August 31,
	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A

[9]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2014 and August 31, 2013, the ratio would have been 1.45% and 1.49%, respectively. There was no financial impact to the ratios for the year ended August 31, 2015.

[10]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C1 Shares would have been 1.66%.

[11]	Annualized.

See Notes to Consolidated Financial Statements.

28	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Notes to Consolidated Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Floating Rate Income Portfolio (“Floating Rate Income” or the “Fund”). The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses and may have a conversion privilege as outlined below. Institutional Shares are sold only to certain eligible investors. Investor C1 Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None
Investor C1 Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of SFR Subsidiary, LLC (the “Taxable Subsidiary”). As of December 19, 2014, SFR Subsidiary, LLC, which was wholly owned by the Fund was dissolved. The Taxable Subsidiary enabled the Fund to hold an investment in an operating company and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary were taxable to such subsidiary. There was no tax provision required for income or realized gains during the period.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment advisor believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in, U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment advisor applies this defensive posture as applicable and consistent with the Fund’s prospectus.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of its future obligations under such investments. Doing so

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Notes to Consolidated Financial Statements (continued)

allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end registered investment companies are valued at NAV each business day.

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Notes to Consolidated Financial Statements (continued)

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated in U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse.

If events (e.g. a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods results in a price for an investment that is deemed not to be representative of the market value of such instrument, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayments speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the fund’s investments and derivative financial instruments have been included in the Schedule of Investments.

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Notes to Consolidated Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer,

32	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Notes to Consolidated Financial Statements (continued)

deterioration in the credit quality of the issuer will cause a greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Consolidated Statement of Operations. As of August 31, 2015, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Balance	Value	Unrealized Appreciation (Depreciation)
USAGM Holdco LLC, Delayed Draw Term Loan (First Lien)	$531,481	$526,166	$524,396	$(1,770)
USAGM Holdco LLC, Delayed Draw Term Loan (Second Lien)	$178,469	$176,696	$176,685	$(11)

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Consolidated Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the

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Notes to Consolidated Financial Statements (continued)

security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for the variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in

34	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Notes to Consolidated Financial Statements (continued)

valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of their ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	35

Notes to Consolidated Financial Statements (continued)

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”), for 1940 Act purposes.

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Consolidated Statement of Operations. For the year ended August 31, 2015, the amount waived was $81,192.

Prior to December 19, 2014, the Manager provided investment management and other services to the Taxable Subsidiary. The Manager did not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Fund paid the Manager based on the Fund’s net assets, which includes the assets of the Taxable Subsidiary.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Investor C1	0.25%	0.50%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Investor C1 shareholders.

For the year ended August 31, 2015, the following table shows the class specific service and distribution fees borne directly by each class of the Fund:

Investor A	Investor C	Investor C1	Total
$1,473,901	$1,357,801	$482,576	$3,314,278

36	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Notes to Consolidated Financial Statements (continued)

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended August 31, 2015, the Fund paid $88,262 to affiliates of BlackRock in return for these services to Institutional, which are included in transfer agent — class specific in the Consolidated Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended August 31, 2015, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Total
$7,019	$8,067	$3,259	$220	$18,565

For the year ended August 31, 2015, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Total
$637,844	$492,397	$100,254	$38,577	$1,269,072

Effective January 1, 2015, the Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

Prior to January 1, 2015, BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Funds. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of the Fund. The combined administration fee, which is shown as administration in the Consolidated Statement of Operations, was paid at the annual rates below. In addition, each of the share classes was charged an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million — $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended August 31, 2015, the Fund paid $673,184 to the Manager in return for these services, which is included in administration and administration — class specific in the Consolidated Statement of Operations.

For the year ended August 31, 2015, the following table shows the class specific administration fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Total
$309,251	$125,501	$29,541	$14,061	$478,354

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	37

Notes to Consolidated Financial Statements (continued)

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a share class, which are included in administration fees waived — class specific in the Consolidated Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Investor C1
0.70%	1.05%	1.80%	1.80%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2016 unless approved by the Board, including a majority of the independent Trustees.

These amounts waived or reimbursed are shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Consolidated Statement of Operations.

Class specific expense waivers or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Administration Fees Waived	$23,124	$9,970	$178	$33,272
Transfer Agent Fees Waived	$175	$663	—	$838
Transfer Agent Fees Reimbursed	$4,823	$34,658	—	$39,481

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended August 31, 2015, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Fund:

Institutional	Investor A	Investor C	Total
288,484	$16,922	$2,923	$308,329

On August 31, 2015, the class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring August 31,
2017
Institutional	$28,122
Investor A	$45,291
Investor C	$178

For the year ended August 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $22,053.

For the year ended August 31, 2015, affiliates received CDSCs relating to transactions in Investor A, Investor C and Investor C1 Shares of $103,629, $31,403 and $4, respectively.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and trustees in the Consolidated Statement of Operations.

38	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Notes to Consolidated Financial Statements (continued)

7. Purchases and Sales:

For the year ended August 31, 2015, purchases and sales of investments, excluding short-term securities, were $2,089,244,674 and $1,883,123,392, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended August 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of August 31, 2015, the following permanent differences attributable to the accounting for swap agreements, foreign currency transactions, the expiration of capital loss carryforwards, fees received on trade settlements and characterization income/losses from a wholly owned subsidiary were reclassified to the following accounts:

Paid-in capital	$(33,004,184)
Distributions in excess of net investment income	$1,302,327
Accumulated net realized loss	$31,701,857

The tax character of distributions paid was as follows:

	8/31/15	8/31/14
Ordinary income	$105,965,517	$101,769,046

As of August 31, 2015, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$841,114
Capital loss carryforwards	(93,232,480)
Net unrealized losses[1]	(36,950,535)

Total	$(129,341,901)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and income recognized from pass-through entities.

As of August 31, 2015, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,
2016	$23,949,741
2017	36,103,579
2018	5,675,863
No expiration date[1]	27,503,297

Total	$93,232,480

[1]	Must be utilized prior to losses subject to expiration.

As of August 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,809,921,771

Gross unrealized appreciation	$5,967,886
Gross unrealized depreciation	(43,071,141)

Net unrealized depreciation	$(37,103,255)

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	39

Notes to Consolidated Financial Statements (continued)

9. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Of the aggregate $2.1 billion commitment amount, $500 million is specifically designated to the Fund and BlackRock Secured Credit Portfolio in the aggregate. The remaining $1.6 billion commitment is available to all Participating Funds, but the Fund and BlackRock Secured Credit Portfolio can borrow up to an additional $350 million in aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which $450 million was specifically designated to the Fund. The remaining $650 million commitment was available to all Participating Funds, but the Fund could borrow up to an additional $350 million of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended August 31, 2015, the average amount of borrowings and the daily weighted average interest rate was $1,000,000 and 1.00%, respectively.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

40	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Notes to Consolidated Financial Statements (concluded)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	148,425,212	$1,526,505,338	135,728,597	$1,425,485,248
Shares issued in reinvestment of distributions	5,177,290	53,323,670	4,588,877	48,179,622
Shares redeemed	(124,530,461)	(1,282,627,357)	(118,318,323)	(1,242,781,112)

Net increase	29,072,041	$297,201,651	21,999,151	$230,883,758

Investor A
Shares sold	27,513,199	$282,499,409	34,010,411	$356,760,822
Shares issued in reinvestment of distributions	1,878,279	19,342,968	2,137,868	22,438,557
Shares redeemed	(28,242,122)	(291,001,430)	(41,986,309)	(440,575,755)

Net increase (decrease)	1,149,356	$10,840,947	(5,838,030)	$(61,376,376)

Investor C
Shares sold	2,319,791	$23,887,472	6,202,188	$65,056,984
Shares issued in reinvestment of distributions	375,729	3,869,262	351,841	3,692,158
Shares redeemed	(4,469,661)	(46,028,328)	(3,881,175)	(40,726,903)

Net increase (decrease)	(1,774,141)	$(18,271,594)	2,672,854	$28,022,239

Investor C1
Shares sold	5,458	$56,177	5,897	$61,645
Shares issued in reinvestment of distributions	145,116	1,494,619	158,162	1,659,663
Shares redeemed	(1,851,535)	(19,070,783)	(1,309,433)	(13,738,533)

Net decrease	(1,700,961)	$(17,519,987)	(1,145,374)	$(12,017,225)

Total Net Increase	26,746,295	$272,251,017	17,688,601	$185,512,396

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock Floating Rate Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Floating Rate Income Portfolio (the “Fund”), a series of BlackRock Funds II, as of August 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for the years ended August 31, 2015, August 31, 2014, August 31, 2013, and August 31, 2012 and financial highlights for the period ended August 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Floating Rate Income Portfolio as of August 31, 2015, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for the years ended August 31, 2015, August 31, 2014, August 31, 2013, and August 31, 2012 and financial highlights for the period ended August 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

October 26, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the fiscal year ended August 31, 2015:

	Payable Dates
Interest-Related Dividends for Non-U.S. Residents[1]	September 2014 - December 2014	90.47%
	January 2015 - August 2015	86.03%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

42	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 14, 2015 (the “April Meeting”) and May 12-13, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock Floating Rate Income Portfolio (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the April and May Meetings, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	43

Disclosure of Investment Advisory Agreement (continued)

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, with respect to the Fund, for a one-year term ending June 30, 2016. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

44	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Disclosure of Investment Advisory Agreement (continued)

accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the first, second and second quartiles, respectively, against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	45

Disclosure of Investment Advisory Agreement (concluded)

reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, with respect to the Fund, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

46	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Trustee	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 98 Portfolios	Allergan, plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Valerie G. Brown 1956	Trustee	Since 2015	Chief Executive Officer and Director, Cetera Financial Group (broker-dealer and registered investment adviser services) from 2010 to 2014; Director and Vice Chairman of the Board, Financial Services Institute (trade organization) from 2009 to 2014; Director and Committee Chair, Securities Industry and Financial Markets Association (trade organization) from 2006 to 2014.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Trustee	Since 2007	Professor, Harvard University from 1993 to 2012.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	47

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) since 2010; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit), since 2013.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 75.

[3]    Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

48	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2015 to present (Trustee); 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolios	None

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay may be deemed an “interested person” of the Trust based on his former positions with BlackRock and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Trustee. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute,or until December 31 of the year in which they turn 72. Officers of the Trust serve at the pleasure of the Board.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	49

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past 5 Years
Trust Officers[2]
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective as of the close of business on May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Trustees of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022

50	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015	51

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

52	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FRI-8/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Portfolio	$94,138	$92,388	$0	$0	$17,500	$15,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Portfolio	$17,500	$15,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date:	November 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date:	November 3, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date:	November 3, 2015